UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

November 17, 2025

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Continental Boulevard

El Segundo, California 90245-5012

(Address of principal executive offices)

Registrant’s telephone number, including area code

(310) 252-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 per share	MAT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

5.000% Senior Notes due 2030

On November 17, 2025, Mattel, Inc. (the “Company”) issued $600,000,000 aggregate principal amount of 5.000% Senior Notes due 2030 (the “Notes”). The Notes were issued pursuant to a base indenture, dated November 17, 2025 (the “Base Indenture”) between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the first supplemental indenture with respect to the Notes, dated November 17, 2025 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee. The Notes pay interest semi-annually in arrears on May 17 and November 17 of each year, beginning on May 17, 2026, to the holders of record on the immediately preceding May 1 and November 1. The Notes will mature on November 17, 2030.

The Notes were offered pursuant to a shelf registration statement on Form S-3 (No. 333-291169), including the related base prospectus, dated October 30, 2025, as supplemented by the preliminary prospectus supplement, dated November 5, 2025, and the prospectus supplement, dated November 5, 2025. The Notes were sold in an underwritten public offering pursuant to an underwriting agreement, dated November 5, 2025, by and among the Company and BofA Securities, Inc., Citigroup Global Markets Inc., Wells Fargo Securities, LLC, and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein.

Optional Redemption Provisions and Change of Control Triggering Event

Prior to October 17, 2030 (one month prior to the maturity date), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus a corresponding “make-whole premium” as set forth in the Indenture, plus, in either case, accrued and unpaid interest thereon to (but not including) the redemption date. Additionally, on or after October 17, 2030, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest, if any, to (but not including) the redemption date.

The holders of the Notes have the right to require the Company to repurchase the Notes of any series at 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to (but not including) the date of repurchase upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture), except to the extent that the Company has exercised its right to redeem all of the Notes as described above.

Ranking

The Notes are the Company’s senior unsecured obligations. Under the terms of the Indenture, the Notes, without giving effect to collateral arrangements, rank pari passu in right of payment with all existing and future senior indebtedness of the Company (including indebtedness of the Company under the Existing Notes and the Credit Agreement (each as defined in the Indenture)). The Notes are senior in right of payment to any future subordinated indebtedness of the Company, if any. The Notes are structurally subordinated to all existing and future indebtedness and other liabilities of all subsidiaries of the Company (including indebtedness of the subsidiaries that borrow under or guarantee any obligations under the Credit Agreement, if any, and guarantees of the Existing Notes, if any). The Notes are effectively subordinated to any existing and future secured indebtedness of the Company (including indebtedness of the Company under capital leases, if any) to the extent of the value of the collateral securing such indebtedness.

Restrictive Covenants

The Indenture governing the Notes contains covenants that limit the Company’s ability to, among other things, create liens, enter into certain sale and leaseback transactions, or to engage in certain consolidation, merger and sale of asset transactions. These restrictions are subject to a number of exceptions.

The foregoing summary of the Base Indenture, Supplemental Indenture, and Notes is qualified in its entirety by reference to the actual text of the Base Indenture, Supplemental Indenture, and form of Note, copies of which are filed herewith as Exhibits 4.1, 4.2 and 4.3, respectively.

Use of Proceeds

The net proceeds from the offering, together with cash on hand, were used to redeem all of our outstanding 3.375% Senior Notes due 2026 (the “2026 Senior Notes”) and pay related fees and expenses. On November 5, 2025, the Company issued a conditional notice of full redemption to holders of the 2026 Senior Notes for the redemption of $600.0 million aggregate principal amount of the 2026 Senior Notes at a redemption price equal to 100% of the principal amount of the 2026 Senior Notes being redeemed, plus accrued and unpaid interest to (but not including) the redemption date. The Company consummated the redemption of the 2026 Senior Notes on the same day that the Company issued the Notes.

The exhibits to this Current Report on Form 8-K (except for Exhibit 104) are hereby incorporated by reference in the Registration Statement (No. 333-291169).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Exhibit Description

4.1	Indenture, dated as of November 17, 2025, by and between the Company and U.S. Bank Trust Company, National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of November 17, 2025, by and between the Company and U.S. Bank Trust Company, National Association, as Trustee.

4.3	Form of 5.000% Senior Note due 2030 (included in Exhibit 4.2).

5.1	Opinion of Latham & Watkins LLP regarding the legality of the Notes issued by the Company.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC. Registrant

By:	/s/ Jonathan Anschell
Name:	Jonathan Anschell
Title:	Executive Vice President, Chief Legal Officer, and Secretary

Dated: November 17, 2025